Note 4 - Cost of Construction and Constructed Assets - Constructed Assets, Net and Cost of Construction (Details) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021
Asset under Construction [Member]
Property, Plant and Equipment, Gross	$ 15,079	$ 15,079
Accumulated depreciation	(853)	(579)
Property, Plant and Equipment, Net, Total	14,226	14,500
Construction in Progress [Member]
Property, Plant and Equipment, Net, Total	$ 54,288	$ 25,034